UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report


Pursuant to Section 13 or 15(d) of the  Securities  Exchange Act of 1934

Date of Report (Date of earliest event reported) as of March 31, 1997


Commission file number 000-21725


                           THE TRANSLATION GROUP LTD.
                           --------------------------
             (Exact name of registrant as specified in its charter)



      Delaware State                            23-3382869
-------------------------------           -----------------------
   (State of Incorporation)         (I.R.S. Employer Identification No.)


44 Tanner Street
Haddonfield, NJ                                             08033
---------------------------------------                   ----------
(Address of principal executive offices)                  (Zip Code)



                                (609) 795-8669
                   ------------------------------------------
              (Registrant's telephone number, including area code)


                     ---------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial statements of business acquired - This filing contains the Audited Financial Statements of The Word House Companies Amsterdam for the years ended December 31, 1996 and 1995. The Translation Group, LTD. acquired 100% of The Word House Companies Amsterdam as of March 31, 1997. The closing for this transaction took place as at June 30, 1997.

          (b) Pro forma financial information - The pro forma (unaudited) effect of this acquisition was included in a footnote to the Consolidated Financial Statements of The Translation Group, LTD. for the years ended March 31, 1997 and 1996. These financial statements were filed with the Company's Form 10-K for the fiscal year ended March 31, 1997.

          (c) Exhibits - Agreement by and Among the The Translation Group, LTD. and Edouard Prisse and d'Avennes B.V. (as Shareholders of the World House Companies Amsterdam).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               The Translation Group, LTD.

                                               By: /s/ Charles D. Cascio
                                                   -----------------------------
                                                       President


Date  December 11, 1997                            /s/ Charles D. Cascio
     ------------------------                      -----------------------------
                                                       (Signature)
                                                    Charles D. Cascio

                              STEENHOF & DINKGREVE

                        ACCOUNTANTS EN BELASTINGADVISEURS

                                                             Accountants:
                                                             W. Steenhof AA
                                                             P.C.J. Dinkgreve RA
                                                             H. den Dulk AA
                                                             M.J. Pol AA

                                                             Belastingadviseurs:
                                                             N.A.J. Carriere FB
                                                             Mr. M.F.M. Cliteur


INDEPENDANT AUDITOR'S REPORT

We have audited the accompanying consolidated balance sheets of The Word House Companies Amsterdam as of December 31, 1996 and December 31, 1995 and the related consolidated statements of operations, and shareholders' equity for the years ended December 31, 1996 and December 31, 1995, and cash flows for the year ended December 31, 1996. These financial statements are the responsibility of the entity's management. Our responsability is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial stamements. An audit also includes assessing the accounting principles used and significant estimate made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material aspects, the financial position of the Word House Companies Amsterdam as of December 31, 1996 and December 31, 1995 and the results of their operations for the years ended December 31, 1996 and December 31, 1995 and their cash flows for the year ended December 31, 1996 in conformity with generally accepted accounting principles in the United States.

Date:  June 30, 1997

Steenhof & Dinkgreve
Accountants en Belastingadviseurs

/s/ P.C.J. Dinkgreve RA
----------------------------------
P.C.J. Dinkgreve RA


                    Gemeenschapspolderweg 36-40 1382 GR Weesp
     Correspondentie-adres: Postbus 322 1380 AH Weesp Telefoon 0294-416767
        Telefax 0294-412625 Postbank 433844 Rabobank Weesp 48.49.78.179

Word House Companies


CONSOLIDATED BALANCE SHEET AS AT 31 DECEMBER (after appropriation of the results)

ASSETS
                                           1996                  1995
                                    ------------------    ------------------
                                             $                    $
FIXED ASSETS
------------
INTANGIBLE FIXED ASSETS
Software                                        6,571                   3,632


TANGIBLE FIXED ASSETS
Buildings                           273,666                     -
Conversions                               -                49,539
Vehicles                             14,328                 7,039
Hardware                             30,990                24,236
Machinery and equipment              57,402                43,269
                                   --------               -------
                                              376,386                 124,083

FINANCIAL FIXED ASSETS
Security deposits                               2,271                   1,850

CURRENT ASSETS
--------------
RECEIVABLES AND OTHER ASSETS
Accounts receivable                250,998                186,128
Turnover tax                        88,363                      -
Deferred tax assets                 36,621                 14,531
Work in progress                   129,344                 11,598
Sickness benefit                         -                  3,620
Prepayments and accruals            37,574                 46,346
                                   --------               -------
                                              542,900                 262,223

CASH, AND CASH EQUIVALENTS                    224,301                  91,240

                                             --------                --------
                                            1,152,429                 483,028
                                            =========                ========

Word House Companies


                                                                   LIABILITIES

                                          1996                     1995
                                   ------------------      -------------------
                                            $                        $
 SHAREHOLDERS' EQUITY
 Common stock                         85,714                  85,714
 Paid-in capital                     256,610                 -89,803
 Cumulative exchange adjustment       -7,282                 -53,420
 Retained earnings                  -270,797                -564,717
                                   ---------               ---------
                                               64,245                 -622,226

 PROVISIONS
 Provision social security charges             57,205                        -


 LONG-TERM LIABILITIES
 Loan Port O 'Call B.V.                    -                 68,523
 Loan J. van Marissing                     -                  4,672     73,195
                                   ---------              ---------


 CURRENT LIABILITIES
 Accounts payable                     85,048                 43,906
 Notes payable                       510,073                336,732
 Turnover tax                              -                  3,285
 Wage tax and social security
 contributions                        35,742                  6,480
 Industrial insurance board           27,667                 36,167
 Current account D 'Avennes B.V.     160,174                505,800
 Purchase Building S.C.I.             33,781                      -
 Deferred income and accruals        178,494                 99,689
                                            1,030,979                1,032,059
                                            ---------                ---------
                                            1,152,429                  483,028
                                            ---------                ---------

Word House Companies

STATEMENT OF INCOME

                                                     1996              1995
                                               ---------------   ---------------
                                                       $                  $
REVENUE                                              3,326,775        1,850,080
Less: Cost of sales                                  1,196,876          579,451
                                                     ---------        ---------
GROSS PROFIT                                         2,129,899        1,270,629
                                                     =========        =========

Less: Wages and salaries                             1,059,994          884,947
      Social security charges                          240,149          122,462
      Other personnel costs                             49,133           28,646
      Depreciation                                      79,308           90,223
      Car expenses                                      11,810           10,744
      Accommodation expenses                            22,489           10,527
      Computer expenses                                 30,021           20,138
      General expenses                                 242,678          223,056
      Selling expenses                                  69,273           32,073
                                                     ---------        ---------
TOTAL COSTS                                          1,804,855        1,422,816
                                                     =========        =========

      OPERATING INCOME                                 325,044         -152,187
      Interest expense and interest inome               34,259           35,139
                                                     ---------        ---------
      INCOME BEFORE TAXES                              290,785         -187,326
      Provision for income taxes                      -101,192               91
                                                     ---------        ---------
      INCOME AFTER PROVISION FOR TAXES                 189,593         -187,417
      Recovery income taxes                            104,327                -
                                                     ---------        ---------
      NET INCOME                                       293,920         -187,417
                                                     =========        =========

Word House Companies

             CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1996


                                                  Common   Additional   Currency     Retained   Shareholders'
                                                  shares    paid-in    translation   earnings      equity
                                                            capital     adjustment
Balance at December 31, 1994                      85,714    -89,803           394     -377,300     -380,995

Accumulated effects of exchanged differences                              -53,814                   -53,814

Net loss                                                                              -187,417     -187,417
                                                 ------------------------------------------------------------
Balance at December 31, 1995                      85,714    -89,803       -53,420     -564,717     -622,226

Accumulated effects of exchanged differences                               46,138                    46,138

Net income                                                                             293,920      293,920

Remission loan Port O 'Call B.V.                             91,528                                  91,528
Remission Current account D'Avennes B.V.                    254,885                                 254,885

                                                 ------------------------------------------------------------
Balance at December 31, 1996                      85,714    256,610        -7,282     -270,797       64,245
                                                 ============================================================


Word House Companies


                              CONSOLIDATED STATEMENTS OF CASH FLOW
                              FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                $
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net income                                                                    293,920
  Depreciations                                                                  79,308
  Provision                                                                      57,205
CHANGE IN OPERATING ASSETS AN LIABILITIES:
  Short-terms receivables                                                      -280,677
  Current liabilities                                                            -1,080
                                                                              ---------
Net cash flows provided by (used for) operating  activities:                    148,676
                                                                              =========

CASH FLOWS (USED FOR) INVESTING ACTIVITIES:
  Purchase of property and equipment                                           -330,200
                                                                              =========

CASH FLOWS PROVIDED BY (USED FOR) FINANCING ACTIVITIES:
  Remission current account D' Avennes B.V.                                     254,885
  Remission Loan Port o 'Call B.V.                                               91,528
  Reduction of debt                                                             -73,195
  Effect of exchange rate changes on cash and cash equivalents                  -10,437
  Other                                                                          51,804
                                                                              ---------
Net cash flows  provided by (used for)  financing  activities                   314,585
                                                                              =========

Net increase  (decrease)  in cash and cash  equivalents                         133,061

Cash and cash  equivalents,  beginning of the year                               91,240
                                                                              ---------
Cash and cash equivalents, end of the year                                      224,301
                                                                              =========

Word House Companies

GENERAL NOTES TO THE ACCOUNTS

PRINCIPLES OF CURRENCY TRANSLATION
The assets and liabilities in foreign currencies are translated at the exchange rates on the balance sheet date, except the intangible and tanglible fixed assets which are translated at the historical rate. The profit and loss accounts of foreign participating interests are translated at the average exchange rates. The trading results from translating foreign currencies are included in the profit and loss account.

PRINCIPLES OF THE VALUATION
Intangible fixed assets are valued at the acquisition price less depreciation. Depreciation is calculated based on a fixed percentage of the acquisition price.

Tangible fixed assets are valued at the acquisition price or the manufacturing cost less depreciation determined on the basis of the estimated life of the fixed asset. Depreciation is a fixed percentage of this acquisition price or manufacturing cost, taking a possible residual value into account.

Work in progress and finished  products  are valued at the  manufacturing  cost.
Losses incurred for work in progress and finished products are taken into account as soon as they are foreseeable.

Receivables, liquid funds, debts and prepayments and accruals are included at nominal value; a downward value adjustment is made for doubtful debts based on an individual assessment.

Provisions are included at nominal value.

Word House Companies

GENERAL NOTES TO THE ACCOUNTS

PRINCIPLES OF THE DETERMINATION OF THE RESULTS

Profit or loss is determined as being the difference between the net turnover and the corresponding costs incurred in the year under review, adhering to the aforementioned valuation principles. Profits are accounted for in the year in which goods and services are supplied or rendered. Losses are accounted for in the year in which they are foreseeable.

Corporation tax is calculated on the basis of the operating result, taking tax allowances into account. If taxation involves movements in valuation differences between the detemmination of profit for tax purposes and for reporting purposes, the amount concerned will be credited or debited to the provision for deferred tax.


COMBINATION
This annual account concerns a combined financial statement of the following interests.



Name                                    Place of business
---------------------------------       -------------------------
Word House Europe B.V.                  Amsterdam
Word House Netherlands B.V.             Amsterdam
Word House Associates B.V.              Amsterdam
Word House France S.A.R.L.              Craponne (France)
Van Doorn's Aannemersbedrijf B.V.       Amsterdam

Intercompany relationships are eliminated from the combined documents.

Word House Companies

NOTES TO THE BALANCE SHEET

Due to the standard conditions applicable to the tax unit subject to corporation tax, D'Avennes B.V., Word House Europe B.V. and Word House Netherlands B.V. are reciprocally liable for debts by virtue of corporation tax which is due because of the combination before 1 January 1997.

INTANGIBLE FIXED ASSETS
The development of this balance sheet item is specified as follows:

                                                                 Software
                                                                 --------
                                                                    $
Book value as at 1 January                                           3,632
Investments                                                          5,681
                                                                 ---------
                                                                     9,313
Depreciation                                                         2,742
                                                                 ---------
Book value as at 31 December                                         6,571
                                                                 ---------
The rate of depreciation is 25% of the purchased software.

TANGIBLE FIXED ASSETS
The development of these balance sheet items is specified as follows:

                                             Buildings           Conversions
                                             ---------           -----------
                                                $                   $
Book value as at 1 January                           -              49,539
Investments                                    273,666              28,831
                                             ---------           ---------
                                               273,666              78,370
Transfer to D'Avennes B.V.                           -              67,591
Depreciation                                         -              10,779
                                             ---------           ---------
Book value as at 31 December                   273,666                   -
                                             ---------           ---------
The percentage is as follows:                        3                  10


                                             Vehicles             Hardware
                                             ---------           -----------
                                                $                   $
Book value as at 1 January                       7,039              24,236
Investments                                     10,155              37,494
                                             ---------           ---------
                                                17,194              61,730
Depreciation                                     2,866              30,740
                                             ---------           ---------
Book value as at 31 December                    14,328              30,990
                                             ---------           ---------
The percentage is as follows:                       25                  50

Word House Companies

NOTES TO THE BALANCE SHEET

                                                                 Machines
                                                                 and
                                                                 equipment
                                                                 --------
                                                                    $
Book value as at 1 January                                          43,269
Investments                                                         46,391
                                                                 ---------
                                                                    89,660
Disinvestments                                                          77
Depreciation                                                        32,181
                                                                 ---------
Book value as at 31 December                                        57,402
                                                                 ---------
The percentage is as follows:                                   average 25

Depreciation is carried out based on the original acquisition value.